OPPENHEIMER U.S. GOVERNMENT TRUST
                    Supplement dated November 3, 1998 to the
                          Prospectus dated May 18, 1998

The Prospectus is changed as follows:

1. This supplement replaces the prior supplement.

2. The fourth sentence of the paragraph titled "Who Manages the Fund" on page 6 is revised to read as follows:

         The Fund's portfolio managers, Jerry A. Webman and John S. Kowalik, are employed by the Manager and are primarily responsible for the selection of the Fund's securities.

3. The paragraph titled "Portfolio Manager" on page 20 is replaced in its entirety with the following:

     |X| Portfolio Managers. The Portfolio Managers of the Fund are Jerry A. Webman and John S. Kowalik. Mr. Webman is a Vice President of the Fund and a Senior Vice President of the Manager and has been a portfolio manager of the Fund since July 15, 1997. Before joining the Manager in February 1996, Mr. Webman was an officer and portfolio manager with Prudential Mutual Fund - Investment Management, Inc. Mr. Kowalik, who is a Vice President of the Fund and a Senior Vice President of the Manager, became a co-manager of the Fund on October 27, 1998. Prior to joining the Manager in July 1998, he was Managing Director and senior portfolio manager at Prudential Investments Global Fixed Income Group (1989 - 1998). Messrs. Webman and Kowalik are assisted by Associate Portfolio Managers, Gina Palmieri and Leslie Falconio, who are Assistant Vice Presidents of the Manager.

4. The fourth subparagraph under the paragraph titled "Class A Contingent Deferred Sales Charge" on page 30 is revised to read as follows:

     |_| Purchases by a retirement plan qualified under section 401(a) or 401(k) if the retirement plan has total plan assets of $500,000 or more.







November 3, 1998                                                      PS0220.013


                        OPPENHEIMER U.S. GOVERNMENT TRUST
                     Supplement dated November3, 1998 to the
             Statement of Additional Information dated May 18, 1998

The Statement of Additional Information is amended as follows:

1.        This supplement replaces the prior supplement.

2. The following biographical paragraph is added in the subsection titled "Trustees and Officers of the Fund" on page 16, directly below the biographical paragraph for Jerry A. Webman:

         John S. Kowalik, Vice President and Portfolio Manager; Age 41
         Senior Vice President of the Manager (since July 1998); an officer of other Oppenheimer funds; formerly Managing Director and senior portfolio manager at Prudential Investments Global Fixed Income Group (1989 - 1998).

3. The second paragraph of the section titled "The Manager and Its Affiliates" on page 19, is replaced in its entirety with the following:

         The Portfolio Managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Fixed-Income Portfolio Team, in particular, Associate Portfolio Managers Gina Palmieri and Leslie Falconio, who are Assistant Vice Presidents of the Manager, provide the Portfolio Managers with counsel and support in managing the Fund's portfolio.




















November 3, 1998                                                      PX0220.007

Philip T. Masterson
Vice President &
Assistant Counsel